QUAKER® INVESTMENT TRUST

Supplement dated April 30, 2009
to the Statement of Additional Information for the
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND (THE “FUND”)
Dated October 28, 2008 (as Amended November 3, 2008)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

On April 17, 2009, the Board of Trustees (the “Board”) of Quaker Investment Trust (the “Trust”) approved the termination of Bjurman, Barry & Associates as investment sub-adviser to the Fund and the hiring of Century Management (“Century”) as interim investment sub-adviser to the Fund each effective April 20, 2009.

On April 30, 2009, the Board of the Trust approved a definitive Investment Sub-Advisory Agreement between Quaker Funds, Inc. (the “Adviser”) and Century, on behalf of the Fund.

Pursuant to an exemptive order granted to the Adviser and the Trust by the Securities and Exchange Commission (the “SEC”), the Adviser is permitted to enter into new subadvisory agreements with sub-advisers that are not otherwise affiliated with the Adviser or the Trust without shareholder approval, if approved by the Board.  Shareholder approval of the subadvisory agreement will not be sought because Century is not an affiliate of the Adviser or the Trust.

Effective April 30, 2009, the following replaces a similar paragraph found in the section entitled, “Investment Sub-Advisers” on page 21 of the Statement of Additional Information:

Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas  78746, serves as the sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund.  Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing.  As of March 31, 2009, the firm had approximately $1.9 billion of assets under management.

QKPSICM 042009